Other liabilities	12 Months Ended
Dec. 31, 2017
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Other liabilities

15 Other liabilities

Other liabilities by type
	2017	2016
Net defined benefit liability	476	521
Other post-employment benefits	87	87
Other staff-related liabilities	504	498
Other taxation and social security contributions	479	495
Accrued interest	3,606	4,394
Costs payable	2,599	2,242
Share-based payment plan liabilities	23	26
Amounts to be settled	5,017	6,391
Other	3,273	2,198

	16,064	16,852

Disclosures in respect of Net defined benefit liabilities are provided in Note 35 ‘Pension and other post-employment benefits’.

Other staff-related liabilities

Other staff-related liabilities includes vacation leave provisions, variable compensation provisions, jubilee provisions, and disability/illness provisions.

Amounts to be settled

Amounts to be settled decreased compared to 31 December 2017 as a result of lower market activity.

Other

Other liabilities – Other relates mainly to year-end accruals.